                                                                   EXHIBIT 99.10

ENGLISH VERSION OF GERMAN LETTER


                     Hill Samuel Offshore Trust Company Ltd



Date  :                   2002
               ----------

To    :        Participants in the Phillips Petroleum Overseas
               Stock Savings Plan (Emden-Germany)


Dear Participant,

Enclosed is notice of a Special Meeting of the Phillips Petroleum Company Shareholders to be held on ________________ 2002 and a joint proxy statement/prospectus to approve an Agreement and Plan of Merger under which Phillips will merge with Conoco Inc.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than __________________ 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully



HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                           PHILLIPS PETROLEUM OVERSEAS
                       STOCK SAVINGS PLAN (EMDEN-GERMANY)

                             VOTING INSTRUCTION FORM
      SHOULD YOU WISH TO VOTE, PLEASE COMPLETE AND RETURN THIS ENTIRE FORM.

      ---------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on _______________ 2002 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1: To adopt the Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

         FOR [ ]               AGAINST  [ ]               ABSTAIN  [ ]



NAME (in block capitals please)
                               -------------------------------------------------

SIGNATURE
         -----------------------------------------------------------------------

DATE
    ----------------------------------------------------------------------------

NOTES:

         1. Full details of the items are contained in the enclosed joint proxy statement/prospectus.

         2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than __________________ 2002.

         3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

ENGLISH VERSION OF NORWEGIAN LETTER


                     Hill Samuel Offshore Trust Company Ltd



Date  :                     2002
               ------------

To    :        Participants in the Phillips Petroleum Company Overseas
               Stock Savings Plan (Norway)


Dear Participant,

Enclosed is notice of a Special Meeting of the Phillips Petroleum Company Shareholders to be held on _______________ 2002 and a joint proxy statement/prospectus to approve an Agreement and Plan of Merger under which Phillips will merge with Conoco Inc.

The Trustee of the Stock Savings Plan is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-addressed envelope, to reach the Trustee by no later than ____________ 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

As you will see the attached documentation is in English. Should you require any help in understanding the documentation, please do not hesitate to contact your Employee Relations Department.


Yours faithfully




HILL SAMUEL OFFSHORE TRUST COMPANY LIMITED

                           PHILLIPS PETROLEUM OVERSEAS
                           STOCK SAVINGS PLAN (NORWAY)

                             VOTING INSTRUCTION FORM
      SHOULD YOU WISH TO VOTE, PLEASE COMPLETE AND RETURN THIS ENTIRE FORM.

      ---------------------------------------------------------------------

I, the undersigned being a participant in the Plan, hereby instruct Hill Samuel Offshore Trust Company Limited (the Trustee of the Plan) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held _____________ 2002 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1: To adopt the Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

         FOR [ ]               AGAINST  [ ]               ABSTAIN  [ ]



NAME (in block capitals please)
                               -------------------------------------------------

SIGNATURE
         -----------------------------------------------------------------------

DATE
    ----------------------------------------------------------------------------

NOTES:

         1. Full details of the items are contained in the enclosed joint proxy statement/prospectus.

         2. To be effective this form of direction must be mailed using the enclosed pre-addressed envelope to reach the Trustee no later than _______________ 2002.

         3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED




Reference:  AT/NH

Date:                      2002
            --------------


To:      PARTICIPANTS IN THE EMPLOYEE SHARE ALLOCATION SCHEME OF
         PHILLIPS PETROLEUM COMPANY UNITED KINGDOM LIMITED




Dear Participant,

Enclosed is notice of a Special Meeting of Phillips Petroleum Company Shareholders to be held on _______________ 2002 and a joint proxy statement/prospectus to approve an Agreement and Plan of Merger under which Phillips will merge with Conoco Inc.

The Trustee of the Share Allocation Scheme is the registered holder of the shares and has the right to attend and vote at the Meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the Meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than ____________________ 2002.

If you do not instruct the Trustee on how to vote, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.


Yours faithfully




NOBLE LOWNDES SETTLEMENT TRUSTEES LIMITED


5 Bedford Park, Croydon, Surrey CR9 2ZT Tel 020-8260-2466

           THE EMPLOYEE SHARE ALLOCATION SCHEME OF PHILLIPS PETROLEUM
                         COMPANY UNITED KINGDOM LIMITED

                             VOTING INSTRUCTION FORM
      SHOULD YOU WISH TO VOTE, PLEASE COMPLETE AND RETURN THIS ENTIRE FORM.

      ---------------------------------------------------------------------

I, the undersigned being a participant in the Scheme, hereby instruct Noble Lowndes Settlement Trustees Limited (the Trustee of the Scheme) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on _____________ 2002 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1: To adopt the Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

         FOR [ ]               AGAINST  [ ]               ABSTAIN  [ ]



NAME (in block capitals please)
                               -------------------------------------------------

SIGNATURE
         -----------------------------------------------------------------------

DATE
    ----------------------------------------------------------------------------

NOTES:

         1. Full details of the items are contained in the enclosed joint proxy statement/prospectus.

         2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than __________ 2002.

         3. If the Trustee does not receive any voting direction from you, your shares will be voted in the same way and in the same proportions as those for which the Trustee receives directions from other participants. Results of the Plan's voting will also be used to vote a portion of the Phillips Petroleum Company Compensation and Benefits Stock Arrangement Trust.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.

INPC ESOP TRUSTEE LIMITED




Date:                            2002
                  --------------


         To:      PARTICIPANTS IN THE INPC EMPLOYEE SHARE OWNERSHIP TRUST



Dear Participant,

The Trustee of the INPC Employee Share Ownership Trust is the registered holder of the shares and has the right to attend and vote at the meeting. However, you are entitled to instruct the Trustee on how to vote on the resolutions to be proposed at the meeting. If you wish to do so, you should complete the enclosed Voting Instruction Form and return it, using the enclosed pre-paid envelope, to reach the Trustee by not later than ____________________ 2002.

Each employee shall get only one (1) vote. The Trustee will vote all shares according to the percentage of the employee's votes.

Yours faithfully



INPC ESOP Trustee


Whitegate, Midleton, County Cork, Ireland, Tel. 353-21-462-2212
Reg. in Ireland Number 345315

                       INPC EMPLOYEE SHARE OWNERSHIP TRUST

                             VOTING INSTRUCTION FORM
      SHOULD YOU WISH TO VOTE, PLEASE COMPLETE AND RETURN THIS ENTIRE FORM.

      ---------------------------------------------------------------------

I, the undersigned being a participant in the Trust, hereby instruct INPC ESOP Trustee Limited (the Trustee of the Trust) to vote or cause to be voted any Common Stock of Phillips Petroleum Company held by them on my behalf and entitled to vote at a Special Meeting of Stockholders to be held on _____________ 2002 or at any adjournment thereof.

PLEASE INDICATE WITH AN "X" IN THE APPROPRIATE BOX HOW YOU WISH YOUR VOTE TO BE CAST.

The Company recommends a vote FOR:

PROPOSAL 1: To adopt the Agreement and Plan of Merger, dated as of November 18, 2001, by and among Phillips Petroleum Company, Conoco Inc., a Delaware corporation, CorvettePorsche Corp., a Delaware corporation, which was renamed "ConocoPhillips" and which we refer to as "New Parent," Corvette Merger Corp. (which was renamed C Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent, and Porsche Merger Corp. (which was renamed P Merger Corp.), a Delaware corporation and a wholly owned subsidiary of New Parent.

         FOR [ ]               AGAINST  [ ]               ABSTAIN  [ ]

NOTES:

         1. Full details of the items are contained in the enclosed joint proxy statement/prospectus.

         2. To be effective this form of direction must be mailed using the enclosed pre-paid envelope to reach the Trustee no later than __________ 2002.

         3. Any mark on this ballot or mailing envelope other than marking the boxes provided, will render this ballot invalid.

         4. Each employee shall get only one (1) vote. The Trustee will vote all shares according to the percentage of the employee's votes.

THE TRUSTEE WILL KEEP YOUR VOTING INSTRUCTIONS CONFIDENTIAL AND WILL NOT DIVULGE YOUR DIRECTIONS TO PHILLIPS PETROLEUM COMPANY OR ANY OF ITS SUBSIDIARY COMPANIES.